UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 23, 2005

DWANGO NORTH AMERICA CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-50533	84-1407365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2211 Elliott Ave., Suite 601 Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

(206) 832-0600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 21, 2005, Dwango North America Corp. (the “Company”) filed a Form 8-K under Item 5.02 to report that on November 18, 2005, the Board of Directors of the Company appointed Rex S. Jackson, Senior Vice President, Acting Chief Financial Officer, General Counsel and Corporate Secretary of Synopsys, Inc., as a member of the Company’s Board of Directors.

On November 23, 2005, the Board of Directors of the Company appointed Mr. Jackson to serve on the Company’s Audit Committee of the Board of Directors.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit Number	Description
	99.1	Press Release, dated November 21, 2005, entitled “DWANGO WIRELESS APPOINTS REX S. JACKSON TO BOARD OF DIRECTORS”*

* Filed as an exhibit to the Company’s Current Report on Form 8-K, filed on November 21, 2005, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DWANGO NORTH AMERICA CORP.

Date: November 29, 2005	By:	/s/ J. Paul Quinn
Name: J. Paul Quinn Title: Chief Financial Officer